NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT — February 23, 2005

		YEAR				ANTICIPATED
		BUILT /	WATER			CONTRACT	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS
U.S. Gulf of Mexico (13)
Jackups (3)
Noble Eddie Paul	MLT Class 84-E.R.C. (T)	1976/1995	390’-IC	Ship Shoal 296	Apache	3/2005	*	Contract commenced 12/15/2004.
# Noble Lewis Dugger	Levingston Class 111-C (T)	1977/1997	300’-IC	Shipyard
Rig in shipyard for +/- 90 days for spud can repair, new crane, installation of third pump and top drive change out. Received a bid tender from Pemex for a one year term to commence +/- 5/15/2005. Bid due 3/02/2005, with award of contract +/- 3/11/2005.

# Noble Tom Jobe	MLT Class 82-SD-C (T) (Z)	1982	250’-IC	South Timbalier 177	ChevronTexaco	6/2005	46-48	Contract commenced 12/15/2004. 90-day extension from 3/15/2005 @ $51-53.
Semisubmersibles (7)
Noble Paul Romano	Noble EVA 4000TM (T)	1981/1998	6,000’	MS — Signal shipyard	Shipyard			Rig entered shipyard for surveys and repairs on 11/27/2004 through +/- 4/15/2005. After shipyard repairs, 90-day contract with Anadarko @ $135-136.
Noble Jim Thompson	Noble EVA 4000TM (T)	1984/1999	6,000’	Mississippi Canyon 964	Shell	6/2005	109-111
# Noble Amos Runner	Noble EVA 4000TM (T)	1982/1999	6,600’	Green Canyon 320	Kerr-McGee	6/2005	128-129	Contract commenced on 2/01/2005 through +/- 6/01/2005. Then 6 months at $152-153.
Noble Max Smith	Noble EVA 4000TM (T)	1980/1999	6,000’	Mississippi Canyon 722	Amerada Hess	3/2005	88-90	Two well extension from Amerada Hess, +/- 180 days @ $154-155 to commence +/- 3/15/2005. First well assigned to BHP.
# Noble Lorris Bouzigard	IPF Pentagone (T)	1975/2003	4,000’ **	Ewing Banks 950	Pogo	4/2005	49-51
Contract commenced on 2/17/2005. Next to Mariner on +/- 4/1/2005 for 2 wells, +/- 60 days @ $74-76, and 2 wells, +/- 90 days @ $79-81, plus two option wells at a mutually agreed rate. Rig scheduled to be down 5-7 days for inspection in 2Q 2005.

# Noble Therald Martin	IPF Pentagone (T)	1977/2003	4,000’	Ewing Banks 948	Pogo	3/2005	54-56
Contract commenced on 12/14/2004 through +/- 3/15/2005, plus option well at mutually agreed rate. Then to ChevronTexaco for 1 well, +/- 75 days @ $72-73, plus option well at mutually agreed rate. Then to Kerr-McGee for two wells @ $104-106, plus two option wells @ $119-121.

Noble Clyde Boudreaux	F&G 9500 Enhanced Pacesetter	1987/1999	10,000’	MS — Signal shipyard	Shipyard			LOI from Shell for two-year contract to commence after upgrade in 3Q 2006.
Submersibles (3)
# Noble Joe Alford	Pace 85	1982/1997	85’-C	West Cameron 111	Forest Oil	4/2005	41-43	Contract commenced on 2/01/2005 @ $41-43, plus option well at mutually agreed rate. Rig scheduled to be down 5 days in 9/2005 for inspection.
# Noble Lester Pettus	Pace 85	1982/1997	85’-C	Mobile 862	Walter Oil & Gas	3/2005	29-31	Contract commenced on 9/26/2004 through +/- 3/01/2005. Then to Petsec for one well @ $32-34 and one well @ $39-41. Rig scheduled to be down 7 days in 3/2005 for inspection.
# Noble Fri Rodli	Transworld	1979/1998	70’-C	West Cameron 57	Unocal	4/2005	38-40	Contract commenced on 2/01/2005.
(#) Denotes change from previous report.

		YEAR				ANTICIPATED
		BUILT /	WATER			CONTRACT	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS
International (47)
Mexico Jackups (7)
Noble Gene Rosser	Levingston Class 111-C (T)	1977/1996	300’-IC	Bay of Campeche	Pemex	6/2005	48-50	Anticipate 7-10 days of downtime in 1Q 2005 for spud can inspection.
Noble Sam Noble	Levingston Class 111-C (T)	1982	300’-IC	Bay of Campeche	Pemex	9/2005	49-51	Anticipate 7-10 days of downtime in 1Q 2005 for inspection.
Noble John Sandifer	Levingston Class 111-C (T)	1975/1995	300’-IC	Bay of Campeche	Pemex	6/2005	49-51	Anticipate 7-10 days of downtime in 1Q 2005 for inspection.
Noble Johnnie Hoffman	BakMar BMC 300 IC (T) (Z)	1976/1993	300’-IC	Bay of Campeche	Pemex	7/2005	49-51	Anticipate 8-12 days of downtime in 2Q 2005. Anticipate receiving a tender from Pemex in late February 2005 for a mid-July 2005 start for +/- 730 days.
Noble Leonard Jones	MLT Class 53-E.R.C. (T)	1972/1998	390’-IC	Bay of Campeche	Pemex	6/2005	48-50	Anticipate 7-10 days of downtime in 1Q 2005 for inspection. Anticipate receiving a tender from Pemex in late February 2005 for a June 2005 start.
Noble Earl Frederickson	MLT Class 82-SD-C (T) (Z)	1979/1999	250’-IC	Bay of Campeche	Pemex	8/2006	39-40
Noble Bill Jennings	MLT Class 84-E.R.C. (T)	1975/1997	390’-IC	Bay of Campeche	Pemex	7/2005	50-52	Anticipate 7-10 days of downtime in 3Q 2005 for inspection. Anticipate receiving a tender from Pemex in March 2005 for July 2005 start.
Brazil Semisubmersible (1)
Noble Paul Wolff	Noble EVA 4000TM (T)	1981/1998	8,900’-DP	Brazil	Petrobras	5/2005	138-140	Rig scheduled to be in shipyard for +/- 150 days commencing +/- June 2005 for periodic special survey.
Brazil Drillships (3)
Noble Leo Segerius	Gusto Engineering Pelican Class (T)	1981/2002	5,900’-DP	Brazil	Petrobras	6/2006	93-95	Contract extended from 1/01/2005 through 6/2006 @ $93-95. Rig scheduled to be in shipyard for periodic survey for +/- 30-45 days in 3Q 2005.
Noble Muravlenko	Gusto Engineering Pelican Class (T)	1982/1997	4,000’-DP	Brazil	Petrobras	3/2005	71-73
# Noble Roger Eason	Neddrill (T)	1977/2004	7,200’-DP	Brazil	Shipyard			Rig undergoing repair to main thruster. Next to Petrobras on +/- 3/10/2005 for a 700-day contract @ $95-97.
(#) Denotes change from previous report.

		YEAR				ANTICIPATED
		BUILT /	WATER			CONTRACT	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS
North Sea Jackups (8)
Noble Al White	CFEM T-2005 C (T)	1982/1997	360’-IC	Netherlands	Wintershall	7/2005	57-59	Contract from Wintershall for the 1Q 2005 @ $57-59, 2Q 2005 @ $58-60, plus options. Rig anticipated to be down for +/- 21 days in 2Q 2005 for inspection and top drive replacement.
Noble Byron Welliver	CFEM T-2005 C (T)	1982	300’-IC	Denmark	Maersk	9/2005	52-54	Rig anticipated to be down for +/- 5 days in 3Q 2005 for inspection.
Noble Kolskaya	Gusto Engineering (T)	1985/1997	330’-IC	Netherlands	Wintershall	5/2005	57-59	Rig anticipated to be down for +/- 5 days in 2Q 2005 for top drive inspection.
Noble George Sauvageau	NAM (T)	1981	250’-IC	Netherlands	Gas de Franz	11/2005	58-59	Anticipate +/- 5 days downtime in 2Q 2005 for inspection.
# Noble Ronald Hoope	MSC/CJ46 (T)	1982	250’-IC	United Kingdom	Venture	12/2005	44-46	Contract commenced on 2/06/2005 in accommodation mode for +/- 30 days. Then a nine month contract commencing +/- 3/01/2005 @ $62-64 plus option at mutually agreed rate.
Noble Piet van Ede	MSC/CJ46 (T)	1982	250’-IC	Netherlands	Gaz de Franz	11/2005	53-55	Anticipate +/- 5 days downtime in 3Q 2005 for inspection.
# Noble Lynda Bossler	MSC/CJ46 (T) (Z)	1982	250’-IC	Netherlands	CH4 Energy	2/2005	51-53	Anticipate rig to be released +/- 2/25/2005. Next to shipyard for maintenance for +/- 60 days. Bid to Maersk.
Noble Julie Robertson	Baker Marine Europe Class (T)	1981/2000	390’-IC***	United Kingdom	Gaz de Franz	4/2005	54-56	Contract commenced on 12/7/2004. Option well @ $56-58. Then to Caledonia EU Ltd. for +/- 60 days @ $64-66, plus two option wells @ $66-68.
North Sea Semisubmersible (1)
# Noble Ton van Langeveld	Offshore SCP III Mark 2 (T)	1979/2000	1,500’	United Kingdom	Marathon	4/2005	59-61	Contract commenced on 2/15/2005 for +/- 60 days. Then to Kerr-McGee on +/- 4/15/2005 for 6 months @ $84-86. Experienced 10 days downtime prior to the Marathon contract for inspection.
West Africa Jackups (6)
Noble Tommy Craighead	F&G L-780 MOD II-IC (T)	1982/1990	300’-IC	Nigeria	Addax	1/2006	47-49
Noble Percy Johns	F&G L-780 MOD II-IC (T)	1981/1995	300’-IC	Nigeria	ExxonMobil	3/2006	50-52	Anticipate 7-10 days of downtime in 1Q 2005 for installation of living quarters modules.
Noble Roy Butler	F&G L-780 MOD II-IC (T)	1982/1996	300’-IC****	Nigeria	ChevronTexaco	5/2006	51-53	Anticipate 5-7 days of downtime in 2Q 2005 for spud can inspection.
Noble Ed Noble	MLT Class 82-SD-C (T)	1984/1990	250’-IC	Nigeria	ExxonMobil	9/2006	46-48
Noble Lloyd Noble	MLT Class 82-SD-C (T)	1983/1990	250’-IC	Nigeria	ChevronTexaco	5/2006	49-51	Anticipate 5-7 days of downtime in 2Q 2005 for spud can inspection.
Noble Don Walker	BakMar BMC 150 IC (T)	1982/1992	150’-IC	Nigeria	MoniPulo	6/2005	48-49
West Africa Semisubmersible (1)
Noble Homer Ferrington	F&G 9500 Enhanced Pacesetter (T)	1985/2000	6,000’	Nigeria	ExxonMobil	6/2006	128-131
(#) Denotes change from previous report.

		YEAR				ANTICIPATED
		BUILT /	WATER			CONTRACT	DAYRATE
RIG	RIG DESIGN	REBUILT	DEPTH	LOCATION	OPERATOR	EXPIRATION	($000)	COMMENTS
Arabian Gulf Jackups (14)
# Noble Kenneth Delaney	F&G L-780 MOD II-IC (T)	1983/1998	300’-IC	UAE (Abu Dhabi)	NDC	5/2006	50-51	Rig scheduled to be in the shipyard for +/- 45 days in 3Q 2005.
# Noble George McLeod	F&G L-780 MOD II-IC (T)	1981/1995	300’-IC	Shipyard	NDC	6/2006		Rig entered shipyard on 1/03/2005 through +/- 3/01/2005.
# Noble Jimmy Puckett	F&G L-780 MOD II-IC (T)	1982/2002	300’-IC	Qatar	Ras Gas	4/2005	51-53	Rig scheduled to be in the shipyard for +/- 45 days in 2Q 2005. Received contract from RasGas for 580 days to commence +/- 5/2005 @ $55-57.
Noble Crosco Panon	Levingston Class 111-C (T)	1976/2001	300’-IC	Qatar	Total	11/2005	50-52
Noble Gus Androes	Levingston Class 111-C (T)	1982/1996	300’-IC	UAE (Abu Dhabi)	Total ABK	12/2005	53-55
Noble Chuck Syring	MLT Class 82-C (T)	1976/1996	250’-IC	Qatar	QatarGas III	9/2005	50-52
Noble Charles Copeland	MLT Class 82-SD-C (T)	1979/2001	250’-IC	Qatar	Maersk	2/2006	51-53	Rig scheduled to be in shipyard for +/- 14 days in 2Q 2005.
Noble Roy Rhodes	MLT 116-C (T)	1979	300’-IC****	UAE (Dubai)	DPC	1/2006	51-53
Noble Dhabi II	Baker Marine-150 (T)	1982	150’-IC	UAE (Abu Dhabi)	ADOC	7/2006	39-40	Rig scheduled to be in the shipyard for +/- 45 days in 1Q 2005.
Noble Gene House	Modec 300-C (T)	1981	300’-IC	Qatar	Dolphin Energy	1/2007	59-60	Contract commenced on 1/05/2005. Rig scheduled to be in shipyard for +/- 14 days in 4Q 2005.
# Noble Dick Favor	BakMar BMC 150 IC (T)	1982/1993	150’-IC	Qatar	Anadarko	6/2005	50-51	Contract commenced on 2/12/2005.
Noble Cees van Diemen	Modec 300-C (T)	1981	300’-IC	Qatar	Ras Gas	2/2007	54-56
# Noble David Tinsley	Modec 300-C (T)	1981	300’-IC	Qatar	Ras Gas	7/2006	54-56	Contract commenced on 2/22/2005.
# Noble Mark Burns	Levingston Class 111-S	1980	300’ -IS*****	UAE (Dubai)	Shipyard
Rig arrived 1/15/2005. Received LOI from RasGas for a 475-day contract commencing after upgrade/refurbishment, +/- 8/31/2005 @ $60-62. Upgrade to 300’ water depth, 65’ cantilever reach, installation of third pump and 160 person quarters.

Mediterranean Jackup (1)
Noble Carl Norberg	MLT Class 82-C (T)	1976/1996	250’-IC	Croatia	CROSCO	9/2005	29-30	Bareboat Charter to CROSCO.
India Jackups (2)
Noble Ed Holt	Levingston Class 111-C (T)	1981/1994	300’-IC	India	ONGC	3/2006	48-49
Noble Charlie Yester	MLT 116-C (T)	1979	300’-IC	India	ONGC	12/2006	50-51	Rig scheduled for +/- 14 days downtime in 1Q 2005.
Far East Semisubmersibles (3)
Noble Dave Beard	F&G 9500 Enhanced Pacesetter	1986	10,000’	Dalian, China	Shipyard
Bingo 9000 — Rig 3	Trosvik Bingo 9000	1999	10,000’ ******	Dalian, China	Shipyard			Baredeck hull.
Bingo 9000 — Rig 4	Trosvik Bingo 9000	1999	10,000’ ******	Dalian, China	Shipyard			Baredeck hull.

(#)	Denotes change from previous report.

(T)	Denotes Top Drive.

(Z)	Denotes Zero Discharge.

(*)	Terms of contract confidential per agreement with operator.

(**)	Rig to be upgraded to 4,000’ utilizing aluminum alloy riser.

(***)	Leg extensions fabricated to enable the rig to operate in up to 390’ of water in a non-harsh environment.

(****)	The rig is currently equipped to operate in 250’ of water. Leg extensions fabricated to enable the Noble Roy Butler to operate in up to 300’ of water.

(*****)	The rig is currently equipped to operate in 230’ of water. Fabricating leg extensions to enable the rig to operate in up to 300’ of water.

(******)	Baredeck hull constructed as capable to operate in 10,000’ of water.

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